Earnings Presentation Fourth Quarter & Full Year 2012 February 13, 2013 Exhibit 99.2

Safe Harbor Statement

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 and are based on current indicators and expectations. Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe,"
"expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You should review this presentation with the understanding that actual future results may be materially different from what we expect. Many of the factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statement. We do not intend, and undertake no obligation, to update these forward-looking statements. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. Such risks include:
(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the “normal” range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.

Full Year 2012 Highlights
• Achieved 40% increase in adjusted EPS
•
$0.94 compared to $0.67 in 2011
• Completed two strategic acquisitions which were accretive
•
Novel & Jamco

•
6% of total sales in 2012 came from products, services or markets developed in the last three years.
• Realized $16 million in Operations Excellence savings
•
3% of Cost of Goods sold
• Increased capital spending by $5.1 million to $27 million
•
55% was for growth oriented projects
• Returned cash to shareholders through dividend increase of 14% and
300k share buyback
• As part of Innovation initiative more than 40 new products and services were introduced (see next slide for examples)

New Products in 2012
Bin Clip
(Patented)
18” Deep
Pick Rack
Extra-Duty Bulk
Box
Electronic Testing
Equipment for Truck
Fleets
Preset Gauge
Inflator
Water Based
Tread Cement
New Sizes Co-Ex
Pots & Trays
True Size
Nursery
Containers
360 Cell
Plug Tray
Slope-It
Bin Insert
Lean Panel -
Industry First
Tilt-View
The Grow Box
Decorative
Containers
Sloped
Louvered Panel

Full Year 2012 Financial Summary

•
Sales increased 4.7%
•
Strategic initiative centered on
Innovation generated 6% of
total sales
•
Novel acquisition contributed
to sales increase in Material
Handling
•
Gross margin expanded to
27.2% from 26.2%
•
Operations Excellence
initiatives drove productivity
improvements and cost
savings
•
Adjusted EPS increased 40%
P&L   FY FY
Highlights 2012 2011 B/(W)
Net sales $791.2 $755.7 4.7%
Gross
margin 27.2% 26.2% 3.9%
SG&A $163.4 $159.9 -2.2%
Net
income -
adjusted* $32.1 $23.4 37.2%
Effective
tax rate 36.7% ---
EPS -
adjusted* $0.94 $0.67 40.3%
*See Reconciliation of Non-GAAP measures on slide 19
Note: All figures except ratios and percents are $Millions

Full Year 2012 Financial Summary

Notes: All figures except ratios and percents are $Millions
Free Cash Flow = Cash flow from Operations – Capital Expenditures
Twelve Months Ended Twelve Months Ended
Cash December 31, December 31,
Highlights 2012 2011
Free Cash Flow
$33.8 $42.2
Capital
expenditures $27.0 $21.9
Dividends
$13.0 $9.5
Balance Sheet December 31, December 31,
Highlights 2012 2011
Long-term debt
(less current
portion)
$92.8 $73.7
Debt - net of
cash
$88.9 $67.2
Net Debt to
Total Capital
27.9% 24.6%
Debt-to-EBITDA
1.1 1.0

FY Results
•
Sales increase of 9% due
mostly to Novel & Jamco
acquisitions and sales of
new products
•
Increased sales and
Operations Excellence
savings led to 39%
increase in adjusted EBIT
Segment Review – Material Handling

$ Millions
See Reconciliation of Non-GAAP measures on
slide 19
$261.8
$286.0
$240
$250
$260
$270
$280
$290
Full Year 2011 Full Year 2012
Net Sales
$34.1
$47.7
$10
$15
$20
$25
$30
$35
$40
$45
$50
Full Year 2011 Full Year 2012
EBIT - Adjusted

FY Results
•
Sales decline a result of:
•
Customers depleting
inventory and limiting
production during 2012
planting season
•
Delay in customer demand
from Q4 2012 to Q1 2013
•
Productivity and material
cost savings partially offset
income decline resulting
from lower sales
Segment Review – Lawn & Garden

$ Millions
See Reconciliation of Non-GAAP measures on
slide 19
$217.1
$205.8
$198
$201
$204
$207
$210
$213
$216
$219
Full Year 2011 Full Year 2012
Net Sales
$4.6
$3.5
$0
$3
$6
Full Year 2011 Full Year 2012
EBIT - Adjusted

FY Results
•
A decline in replacement
tire shipments combined
with lower equipment
sales led to decreased
sales
•
Lower sales led to
decrease in adjusted
EBIT
Segment Review – Distribution

$ Millions
See Reconciliation of Non-GAAP measures on
slide 19
$183.7
$176.6
$170
$175
$180
$185
Full Year 2011 Full Year 2012
Net Sales
$17.0
$14.7
$12
$15
$18
Full Year 2011 Full Year 2012
EBIT - Adjusted

FY Results
•
Strong sales in all end-
markets generated 22%
increase in sales
•
Higher sales led to the
increase in adjusted EBIT
of 36%
Segment Review – Engineered Products

$ Millions
See Reconciliation of Non-GAAP measures on
slide 19
$116.2
$141.7
$0
$15
$30
$45
$60
$75
$90
$105
$120
$135
$150
Full Year 2011 Full Year 2012
Net Sales
$11.5
$15.7
$0
$3
$6
$9
$12
$15
$18
Full Year 2011 Full Year 2012
EBIT - Adjusted

Q4 2012 Financial Highlights

•
Sales increased 11.1%
•
Very strong sales in
Material Handling more
than offset sales decreases
in the other three
segments
•
Gross margin decreased
from 27.0% to 26.7%
•
Change in sales mix across
the business segments led
to decline
•
Adjusted EPS increased
36.8%
Note: All figures except ratios and percents are $Millions
P&L   Q4 Q4
Highlights 2012 2011 B/(W)
Net sales $214.0 $192.5 11.1%
Gross
margin 26.7% 27.0% -0.8%
SG&A $42.2 $41.8 -1.0%
Net
income -
adjusted* $8.9 $6.4 39.1%
Effective
tax rate 38.2% 34.6%
EPS -
adjusted* $0.26 $0.19 36.8%
*See Reconciliation of Non-GAAP measures on slide 19

Q4 Results
•
Delay in shipments from
earlier in the year to the
fourth quarter along with
sales from Novel & Jamco
acquisitions led to 48%
increase in sales
•
Higher sales combined with
productivity improvements
and lower manufacturing
costs resulted in 94%
increase in adjusted EBIT
Segment Review – Material Handling

$ Millions
See Reconciliation of Non-GAAP measures on
slide 19
$57.0
$84.4
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
Q4 2011 Q4 2012
Net Sales
$6.6
$12.8
$0
$3
$6
$9
$12
$15
Q4 2011 Q4 2012
EBIT - Adjusted

Q4 Results
•
Shift in customer demand
from Q4 2012 to Q1 2013
led to sales decrease
during the quarter
•
Income decline from lower
sales was more than offset
by productivity efficiencies
and material substitution
cost savings during the
quarter
Segment Review – Lawn & Garden

$ Millions
See Reconciliation of Non-GAAP measures on
slide 19
$62.3
$58.8
$50
$53
$56
$59
$62
$65
Q4 2011 Q4 2012
Net Sales
$3.7
$3.8
$2
$3
$3
$4
$4
Q4 2011 Q4 2012
EBIT - Adjusted

Q4 Results
•
Continued and stronger
decline in replacement
tire shipments resulted
in sales decrease during
the quarter
•
Sales decrease led to the
decrease in adjusted
EBIT
Segment Review – Distribution

$ Millions
See Reconciliation of Non-GAAP measures on
slide 19
$47.2
$44.7
$40
$45
$50
Q4 2011 Q4 2012
Net Sales
$4.7
$3.2
$0
$3
$6
Q4 2011 Q4 2012
EBIT - Adjusted

Q4 Results
•
Sales increases in RV and
marine were more than
offset by a decline in
sales of custom products
during the quarter
•
Sales decrease led to
decline in adjusted EBIT
Segment Review – Engineered Products

$ Millions
See Reconciliation of Non-GAAP measures on
slide 19
$31.1
$30.1
$20
$25
$30
$35
Q4 2011 Q4 2012
Net Sales
$2.9
$2.4
$0
$5
Q4 2011 Q4 2012
EBIT - Adjusted

Lawn & Garden Update
•
Announcing internal project to drive out costs,
increase productivity and improve profitability
•
Anticipated to yield annual savings of approximately $5
million by 2014
•
Addresses sub-segments of the business individually
•
Nursery – various cost reduction efforts to improve
profitability
•
Greenhouse – take actions to simplify, consolidate and
balance capacity with demand

•
Continue to look at further options including
external opportunities

Q1 & Full Year 2013 Outlook
Q1 Outlook
•
Material Handling
• Seasonality in Brazil will unfavorably impact the quarter
•
Lawn & Garden
• Solid order activity  quarter-to-date on top of the delay in customer demand from Q4 2012 to
Q1 2013 should benefit the quarter
•
Distribution
• Anticipate capturing greater shares of both equipment and supplies sales in a continued weak marketplace
•
Engineered Products
• Demand in transplant auto will be at normal levels during Q1 resulting in a decline in sales in that market year-over-year
Full Year Outlook
•
Slow Q1 impacted by IT investments; but then good year-over-year improvement
•
Overall expect another year of good performance improvement

Appendix 18

MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions)

Reconciliation of Non-GAAP Measures
Quarter Ended Twelve Months Ended
December 31 December 31
2012 2011 2012 2011
Material Handling
Income before taxes as reported $ 12.6 $ 6.6 $ 47.5 $ 34.1
Restructuring expenses 0.2 0.0 0.2 0.0
Income before taxes as adjusted 12.8 6.6 47.7 34.1
Lawn & Garden
Income before taxes as reported 3.6 3.4 2.9 4.2
Restructuring expenses 0.2 0.3 0.6 0.4
Income before taxes as reported 3.8 3.7 3.5 4.6
Distribution
Income before taxes as reported 3.7 4.1 14.8 15.7
Restructuring expenses 0.0 0.9 0.7 2.0
Gain on building sale (0.5) (0.3) (0.8) (0.7)
Income before taxes as adjusted       3.2 4.7 14.7 17.0
Engineered Products
Income before taxes as reported 2.3 2.4 14.5 10.8
Restructuring expenses 0.1 0.5 1.2 0.7
Income before taxes as adjusted 2.4 2.9 15.7 11.5
Corporate and interest expense
Income (loss) before taxes as reported (8.4) (7.5) (32.4) (31.1)
Severance and other 0.3 0.0 1.8 0.3
Environmental 0.0 0.0 0.0 1.9
Income (loss) before taxes as adjusted (8.1) (7.5) (30.6) (28.9)
13.8 9.0 47.3 33.7
0.3 1.4 3.7 4.6
Income before taxes as adjusted 14.1 10.4 51.0 38.3
Income taxes 5.2 4.0 18.9 14.9
Net income as adjusted $ 8.9 $ 6.4 $ 32.1 $ 23.4
Adjusted earnings per share 0.26 0.19 0.94 0.67
Consolidated
Income before taxes as reported
Restructuring expenses and other adjustments
Note: Numbersin the Corporate and interest expensesection above maybe rounded for presentation purposes.
Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chartis a non-GAAP financial measure that Myers Industries, Inc. calculates according to theschedule above,using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items arenot primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities these items as well as other financial measures in connection with itsdecision-making activities. Income (loss) excluding these items should is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company‘s method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

Material Handling Index
Annual rate of change
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2008
2009
2010
2011
2012
2013
2014
Shipments
Orders

NAHB Housing Forecast
Housing Activity (000)
Annual Rate of Change
Total Housing Starts
Single Family
% Change

Consumer Sentiment
Index
Percent Change (Y/Y)
Index
Index % Change Y/Y

Key Indicators for the Tire Market
Miles Driven (B)
Repl Tire Shipments
Gasoline Sales (Gal/B)

RV Shipments
Units (000)
Annual Rate of Change (%)
13.2
2005
2006
2007
2008
2009
2010
2011
2012
2013F
RV Unit Shipments (000)
% Change from P/Y

Autos and Light Truck Assemblies
million units
Annual Rate of Change
Autos and light truck assemblies; s.a.
Annual Rate of Change

Market Indicators
Material Handling
MHEM Index
Lawn & Garden
Housing Starts
Consumer Sentiment
Distribution
Miles Driven
Replacement Tire Shipments,
Gasoline Sales
Engineered Products
RVIA
Auto Market Forecasts
Source: Material Handling Industry Jan 2013 Forecast
Source: National Association of Home Builders (NAHB); Dec 2012 Thomson Reuters/University of Michigan
Source: JP Morgan, RMA, Energy Information Administration
Sources: RVIA Forecasts, Dec 2012;
FRB G17 Release (Jan 2013);
MAPI Forecast , Dec 2012

MYERS INDUSTRIES, INC.

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